Exhibit 10.1

DOMINO’S PIZZA MASTER ISSUER LLC,

CERTAIN SUBSIDIARIES OF DOMINO’S PIZZA MASTER ISSUER LLC

PARTY HERETO,

DOMINO’S SPV GUARANTOR LLC,

DOMINO’S PIZZA LLC,

as Manager and in its individual capacity,

DOMINO’S PIZZA NS CO.,

and

CITIBANK, N.A.,

as Trustee

AMENDMENT NO. 2

Dated as of July 24, 2017

to the

AMENDED AND RESTATED MANAGEMENT AGREEMENT

Dated as of March 15, 2012

AMENDMENT NO. 2 TO AMENDED AND RESTATED MANAGEMENT AGREEMENT

AMENDMENT NO. 2, dated as of July 24, 2017 (this “Amendment”), to the Amended and Restated Management Agreement, dated as of March 15, 2012 (as amended by Amendment No. 1, dated as of October 21, 2015, the “Management Agreement”) by and among Domino’s Pizza Master Issuer LLC, a Delaware limited liability company (the “Master Issuer”), Domino’s Pizza Distribution LLC, a Delaware limited liability company (the “Domestic Distributor”), Domino’s SPV Canadian Holding Company Inc., a Delaware corporation (the “SPV Canadian Holdco”), Domino’s IP Holder LLC, a Delaware limited liability company (the “IP Holder”, and together with the Master Issuer, the Domestic Distributor and SPV Canadian Holdco, the “Co-Issuers”), Domino’s SPV Guarantor LLC, a Delaware limited liability company (the “SPV Guarantor”), Domino’s Pizza Franchising LLC, a Delaware limited liability company (the “Domestic Franchisor”), Domino’s Pizza International Franchising Inc., a Delaware corporation (the “International Franchisor”), Domino’s Pizza Canadian Distribution ULC, a Nova Scotia unlimited company (the “Canadian Distributor”), Domino’s EQ LLC, a Delaware limited liability company (the “Domestic Distribution Equipment Holder”), Domino’s RE LLC, a Delaware limited liability company (the “Domestic Distribution Real Estate Holder,” and together with the SPV Guarantor, the Domestic Franchisor, the International Franchisor, the Canadian Distributor and the Domestic Distribution Equipment Holder, the “Guarantors”), Domino’s Pizza LLC, a Michigan limited liability company (“DPL”), Domino’s Pizza NS Co., a Nova Scotia unlimited company (the “Canadian Manufacturer”), Citibank, N.A. (“Citibank”), as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, Section 8.2 of the Management Agreement provides, among other things, that the parties to the Management Agreement may amend the Management Agreement from time to time in a writing by such parties, with the consent of the Control Party if such amendment could reasonably materially adversely affect the interest of the Noteholders, which consent shall not be unreasonably withheld;

WHEREAS, the Co-Issuers, the Guarantors, DPL, the Canadian Manufacturer and the Trustee wish to amend the Management Agreement as set forth herein;

WHEREAS, the Co-Issuers, the Guarantors, DPL and the Canadian Manufacturer have duly authorized the execution and delivery of this Amendment; and

WHEREAS, the holders of the Series 2017-1 Senior Notes have consented to the terms of this Amendment and have directed the Control Party to consent to this Amendment;

NOW, THEREFORE, in consideration of the provisions, covenants and the mutual agreements herein contained, the parties hereto agree as follows:

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ARTICLE I

DEFINITIONS

Unless otherwise defined herein, capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached as Annex A (as such Definitions List may be amended, supplemented or otherwise modified from time to time, the “Base Indenture Definitions List”) to the Amended and Restated Base Indenture, dated as of March 15, 2012, by and among the Co-Issuers and the Trustee (as may be amended, supplemented or otherwise modified from time to time, the “Base Indenture”).

ARTICLE II

AMENDMENT

Section 2.1 Weekly Management Fee (section 1.1 of the Management Agreement). The definition of “Weekly Management Fee” in Section 1.1 of the Management Agreement is hereby amended by inserting the bold, double underlined text as follows:

“Weekly Management Fee” means for each Weekly Allocation Date within a Quarterly Collection Period, either (X) an amount, payable in arrears, determined by dividing (a) the sum (as adjusted pursuant to this definition) of (i) $26,500,000, plus (ii) $600,000 for every 100 Open Domino’s Stores located in the contiguous United States as of the last day of the immediately preceding Quarterly Collection Period; by (b) 52 or 53, as applicable, based on the number of weeks in the fiscal year; provided that the amount set forth in clause (a) will increase by 2% per annum on each anniversary of the Closing Date or, if the anniversary of the Closing Date in any calendar year is not the first day of a Quarterly Collection Period, on the first day of the Quarterly Collection Period immediately following the anniversary of the Closing Date; provided, further, that the amount in clause (a), as adjusted, shall not exceed an amount equal to 25% of the aggregate amount of Retained Collections with respect to the preceding four Quarterly Collection Periods, or (Y) an amount determined by another formula notified by the Master Issuer in writing to the Trustee and the Control Party; provided that (a) the Master Issuer or the Manager certifies to the Trustee and the Control Party that such other formula was determined in consultation with the Back-Up Manager, (b) after delivering such notification, the Master Issuer will disclose the then-applicable formula in subsequent Quarterly Noteholders’ Statements and (c) the Master Issuer or the Manager delivers written confirmation to the Trustee and the Control Party that the Rating Agency Condition with respect to each Series of Notes Outstanding has been satisfied with respect to such new formula. For the avoidance of doubt, the Weekly Management Fee may also be amended in accordance with the amendment provisions in Section 8.2

ARTICLE III

EFFECTIVE DATE; IMPLEMENTATION DATE

Section 3.1 Effective Date. The provisions of this Amendment shall become effective upon execution and delivery of this instrument by the parties hereto, with the consent of the Control Party. Notwithstanding the foregoing sentence, Article II of this Amendment shall become operative only upon the payment in full of the Outstanding Principal Amount of the Series 2015-1 Class A-2 Notes (as defined in the Series 2015-1 Supplement, dated as of October 21, 2015) (such date, the “Implementation Date”). Except as expressly set forth or contemplated

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in this Amendment, the terms and conditions of the Management Agreement shall remain in place and not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Management Agreement made in accordance with the terms thereof, as amended by this Amendment.

ARTICLE IV

GENERAL

Section 4.1 Binding Effect. This Amendment shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Section 4.2 Counterparts. The parties to this Amendment may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 4.3 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 4.4 Amendments. This Amendment may not be modified or amended except in accordance with the terms of the Management Agreement.

Section 4.5 Matters relating to the Trustee. The Trustee makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the other parties, or the validity or sufficiency of this Amendment and the Trustee shall not be accountable or responsible for or with respect to nor shall the Trustee have any responsibility for provisions thereof. In entering into this Amendment, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Each party hereto represents and warrants to each other party hereto that this Amendment has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Management Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DOMINO’S PIZZA LLC, as Manager and in its individual capacity

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S PIZZA NS CO.

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S PIZZA MASTER ISSUER LLC

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S PIZZA DISTRIBUTION LLC

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

Domino’s Amendment No. 2 to Amended and Restated Management Agreement

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

By:	/s/ Adam J. Gacek
Name: Adam J. Gacek
Title: Secretary

DOMINO’S IP HOLDER LLC

By:	/s/ Adam J. Gacek
Name: Adam J. Gacek
Title: Secretary

DOMINO’S SPV GUARANTOR LLC

By:	/s/ Adam J. Gacek
Name: Adam J. Gacek
Title: Secretary

DOMINO’S PIZZA FRANCHISING LLC

By:	/s/ Adam J. Gacek
Name: Adam J. Gacek
Title: Secretary

DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC.

By:	/s/ Adam J. Gacek
Name: Adam J. Gacek
Title: Secretary

Domino’s Amendment No. 2 to Amended and Restated Management Agreement

DOMINO’S PIZZA CANADIAN DISTRIBUTION ULC

By:	/s/ Adam J. Gacek
Name: Adam J. Gacek
Title: Secretary

DOMINO’S EQ LLC

By:	/s/ Adam J. Gacek
Name: Adam J. Gacek
Title: Secretary

DOMINO’S RE LLC

By:	/s/ Adam J. Gacek
Name: Adam J. Gacek
Title: Secretary

Domino’s Amendment No. 2 to Amended and Restated Management Agreement

CITIBANK, N.A. as Trustee

By:	/s/ Jacqueline Suarez
Name: Jacqueline Suarez
Title: Vice President

Domino’s Amendment No. 2 to Amended and Restated Management Agreement

CONSENT OF CONTROL PARTY AND
CONTROLLING CLASS REPRESENTATIVE:

MIDLAND LOAN SERVICES, a division of PNC Bank, National Association, as the Control Party in accordance with Section 2.4 of the Servicing Agreement and in its capacity as the Control Party to exercise the rights of the Controlling Class Representative (pursuant to Section 11.1(d) of the Indenture)

By:	/s/ David A. Eckels
Name: David A. Eckels
Title: Senior Vice President

Domino’s Amendment No. 2 to Amended and Restated Management Agreement